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                                                                    EXHIBIT 4(B)

                                  BW/IP, INC.
                                  -----------
                                     BYLAWS
                                     ------

                  AS AMENDED AND RESTATED ON OCTOBER 19, 1995

                                   ARTICLE I
                                   ---------

                                  STOCKHOLDERS
                                  ------------

       SECTION 1.01.1. ANNUAL MEETINGS. The annual meeting of the stockholders
       --------------------------------
of the Corporation for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held at such place, either within or without the State of Delaware, and at 10:00 a.m. local time on the last Tuesday in April (or, if such day is a legal holiday, then on the next succeeding business day), or at such other date and hour, as may be fixed from time to time by resolution of the board of directors and set forth in the notice or waiver of notice of the meeting. [Sections 211(a), (b).]*

     SECTION 1.01.2.  BUSINESS AT ANNUAL MEETINGS. To be properly brought before
                      ----------------------------
an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors pursuant to Section 1.03 of these Bylaws, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this
Section 1.01.2, who is entitled to vote on such matters at the meeting and who complies with the notice procedures set forth in this Section 1.01.2. For business to be properly brought before an annual meeting by a stockholder, if such business is related to the election of directors of the Corporation, the procedures in Section 1.01.3 of these Bylaws must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered or mailed to, and received by, the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of
                         --------  -------
the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the

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90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth in writing (i) as to each matter the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, (B) the reasons for conducting such business at the annual meeting, and (C) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (A) the name and address of such stockholder and such beneficial owner as they appear on the Corporation's books, and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.01.2. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.01.2, and if he should so determine, such presiding officer shall declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

     For the purposes of this Section 1.01.2 and Section 1.01.3 and 1.02 of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition to the provisions of this Section 1.01.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     SECTION 1.01.3.  NOMINATION OF DIRECTORS.  Only persons who are nominated
                      -----------------------
in accordance with the procedures set forth in this Section 1.01.3 shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board of directors of the Corporation may be made at any annual meeting of stockholders (a) by or at the direction of the board of directors or (b) by a stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.01.3, who is entitled to vote for

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the election of directors at the meeting and who complies with the notice procedures set forth in this Section 1.01.3. Any such nomination by a stockholder shall be made pursuant to timely notice thereof given in writing to the Secretary. To be timely, a stockholder's notice must be delivered or mailed to, and received by, the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual stockholder meeting; provided,
                                                                --------
however, that in the event that the date of the annual meeting is advanced by
-------
more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the foregoing sentence to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting of stockholders, a stockholder's notice required by this Section 1.101.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered or mailed to, and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. Such stockholder's notice shall set forth in writing (i) as to each person whom the stockholder and the beneficial owner, if any, on whose behalf the nomination is made, proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the number of shares of stock of the Corporation which are beneficially owned by such person, and (D) any other information relating to such person that is required to be disclosed in connection with the solicitation of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person's written consent to be named in a proxy statement as a nominee and to serving as a director if elected); and (ii) as to such stockholder and such beneficial owner, if any, (A) the name and address of such stockholder and such beneficial owner as they appear on the Corporation's books, and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     Nominations of persons for election to the board of directors of the Corporation may be made at a special meeting of stockholders at which directors

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are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the board of directors or (ii) provided that the board of directors has determined that directors shall be elected at such special meeting, by a stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.01.3, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 1.01.3. In the event the Corporation calls a special meeting of stockholders for the purpose of election of one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice shall be delivered or mailed to, and received by, the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

     At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. Notwithstanding anything in these Bylaws to the contrary, no persons shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 1.01.3. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not properly made in accordance with the provisions of this Section 1.01.3, and if he should so determine, such presiding officer shall declare to the meeting that any such nomination not properly made shall be disregarded. In addition to the provisions of this Section 1.01.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

     SECTION 1.02.  SPECIAL MEETINGS. Special meetings of the stockholders for
                    ----------------
any purpose or purposes, unless otherwise prescribed by law or by the Certificate of Incorporation, may only be called by (a) the Chairman, (b) the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors, or (c) the President or the Secretary (or, in the event of their absence or disability, any Vice President). Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, and at such times, as shall be specified in the respective notices or waivers of notice thereof. Any previously scheduled special meeting of the stockholders

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may be postponed by resolution of the board of directors upon public announcement made on or prior to the date previously scheduled for such special meeting of the stockholders.

     The purpose or purposes of any special meeting of the stockholders shall be set forth in the notice of meeting, and, except as otherwise required by law or by the Certificate of Incorporation, no business shall be transacted at any special meeting of the stockholders other than the items of business stated in the notice of meeting. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.02, and if he should so determine, such presiding officer shall declare to the meeting that any such business not properly brought before the meeting shall not be transacted. [Section 211(d).]

     SECTION 1.03.   NOTICE OF MEETINGS; WAIVER.  The Secretary shall cause
                     ---------------------------
written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law.

     No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]

         SECTION 1.04.   QUORUM.   Except as otherwise required by law or by the
                         ------
Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders

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shall constitute a quorum for the transaction of business at such meeting.
[Section 216.]

     SECTION 1.05. VOTING. If, pursuant to Section 5.05 of these Bylaws, a
                   ------
record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 216.]

       SECTION 1.06.1. VOTING BY BALLOT. No vote of the stockholders need be
       --------------------------------
taken by written ballot, unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

     SECTION 1.06.2.  INSPECTORS OF ELECTIONS.  Preceding any meeting of the
                      -----------------------
stockholders, the board of directors shall appoint one or more persons to act as Inspectors of Elections and make a written report thereof, and may designate one or more alternate inspectors to replace any inspector who fails to act. In the event no inspector or alternate is able to act, the presiding officer of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall:

     (a) ascertain the number of shares outstanding and the voting power of each;

     (b) determine the shares represented at a meeting and the validity of proxies and ballots;

     (c)  count all votes and ballots;

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     (d)  determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

     (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

The inspectors may appoint or retain other persons or entities to assist in the performance of the duties of the inspectors.

     In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, the ballots and the regular books and records of the Corporation. The inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted in this Section 1.06.2, the inspectors, at the time they make their certification pursuant to clause (e) of this Section 1.06.2, shall specify the precise information considered by them, the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained, and the basis for the inspectors' belief that such information is accurate and reliable. [Section 231(a), (b), (d).]

     SECTION 1.06.3.  OPENING AND CLOSING OF POLLS.  The date and time for the
                      ----------------------------
opening and the closing of the polls for each matter upon which stockholders will vote at a meeting of stockholders shall be announced at the meeting by the presiding officer of the meeting. The inspectors of the election shall be prohibited from accepting any ballots, proxies or votes and any revocations thereof or changes thereto after the closing of the polls, unless the Court of Chancery upon application by a stockholder shall determine otherwise. [Section 231(c).]

     SECTION 1.07. ADJOURNMENT. If a quorum is not present at any meeting of the
                   ------------
stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is
                                --------  -------
for more than 30 days, or, if after the adjournment a new record date for the

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adjourned meeting is fixed pursuant to Section 5.05 of these Bylaws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 of these Bylaws, shall be given to each stockholder of record entitled to vote at such
meeting.   At any adjourned meeting at which a quorum is present, any business may be transacted on the original date of the meeting. [Section 222(c).]

       SECTION 1.08. PROXIES.  Any stockholder entitled to vote at any meeting
                     --------
of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may, by a written instrument signed by such stockholder or his attorney-in-fact and filed with the Secretary, authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy
provides for a longer period.   Every proxy shall be revocable at the pleasure
of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. [Section 212(b), (c).]

     SECTION 1.09. ORGANIZATION; PROCEDURE. At every meeting of stockholders the
                   ------------------------
presiding officer shall be the Chairman or such other officer as is designated by the board of directors, or in the event of such designated officer's absence or disability, the President, or in the event of his absence or disability, any Vice President or, in the event of their absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of his absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

     SECTION 1.10. CONSENT SOLICITATIONS.  Unless otherwise provided in the
                   ----------------------
Certificate of Incorporation, any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any such annual or special meeting, may be taken, subject to the provisions of this Section 1.10, without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation. Prompt notice of the taking of

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any action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
[Section 228(a), (d).]

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation. [Section 228(c).]

     The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be fixed by the board of directors. Any stockholder seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice to the Chairman or the Secretary, request the board of directors to fix a record date. Upon receipt of such a request, the Chairman or Secretary shall, as promptly as practicable, call a special meeting of the board of directors to be held as promptly as practicable, but in any event not more than 10 days following the date of receipt of such a request. At such a meeting, the board of directors shall fix a record date which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 10 days after the date that the resolution fixing the record date is adopted by the board of directors. Notice of the record date shall be published in accordance with the rules and policies of any stock exchange on which securities of the Corporation are then listed or, if the securities of the Corporation are not listed on a stock exchange, then notice of the record date shall be published in accordance with the rules and policies of the National Association of Securities Dealers Automated Quotation National Market System. If no record date has been so fixed by the board of directors, the record date for determining the stockholders entitled to consent to the corporate action in writing without a meeting, where no prior action by the board of directors is required by the General Corporation Law of the State of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. If no date has been fixed by the board of directors and prior action by the board of directors is required by the General Corporation Law of the State of Delaware, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

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     In the event of the delivery to the Corporation of a written consent or consents purporting to represent the requisite voting power to authorize or take corporate action and/or revocations relating thereto, the Secretary shall provide for the safekeeping of such consents and revocations and shall, as promptly as practicable, engage inspectors for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. No action by written consent without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents has been obtained to authorize or take actions specified in the consents and certified such determination for entry in the records of the Corporation for the purpose of recording the proceedings of the meeting of the stockholders.

     For the purposes of this Section 1.10, delivery to the Corporation shall be effected by delivery to its registered office in the State of Delaware, its principal place of business, or the Secretary at the principal executive offices of the Corporation. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. [Section 228(a).]

                                   ARTICLE II
                                   ----------

                               BOARD OF DIRECTORS
                               ------------------

     SECTION 2.01. GENERAL POWERS. Except as may otherwise be provided by law,
                   ---------------
by the Certificate of Incorporation or by these Bylaws, the property, affairs and business of the Corporation shall be managed by or under the direction of the board of directors, and the board of directors may exercise all the powers of the Corporation. [Section 141(a).]

     SECTION 2.02.  NUMBER AND TERM OF OFFICE. The number of directors
                    -------------------------
constituting the entire board of directors shall be nine, which number may be modified from time to time by resolution of the board of directors, but in no event shall the number of directors be less than one. Each director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. [Section 141(b).]

     SECTION 2.03.  ELECTION OF DIRECTORS.  Except as otherwise provided in
                    ----------------------
Sections 2.12 and 2.13 of these Bylaws, the directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of directors, provided a quorum is present, the

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directors shall be elected by a plurality of the votes validly cast in such election. [Sections 211(b), (c), 216.]

     SECTION 2.04.  ANNUAL AND REGULAR MEETINGS.  The annual meeting of the
                    ----------------------------
board of directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders.

     Notice of such annual meeting of the board of directors need not be given. The board of directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, however, that if the board of
                                    --------  -------
directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting. [Section 141(g).]

     SECTION 2.05.  SPECIAL MEETINGS; NOTICE. Special meetings of the board of
                    -------------------------
directors shall be held whenever called by the Chairman or by the Secretary, or in the event of their absence or disability, by the President or any Vice President, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the board of directors may be called on 24 hours' notice, if notice is given to each director personally or by telephone, facsimile transmission or telegram, or on five days' notice, if notice is mailed to each director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141(g), 229.]

     SECTION 2.06. QUORUM; VOTING. At all meetings of the board of directors,
                   ---------------
the presence of a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the directors present at any meeting at

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which a quorum is present shall be the act of the board of directors.
[Section 141(b).]

     SECTION  2.07. ADJOURNMENT. A majority of the directors present, whether or
                    ------------
not a quorum is present, may adjourn any meeting of the board of directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 of these Bylaws shall be given to each director.

     SECTION 2.08.  ACTION WITHOUT A MEETING.  Any action required or permitted
                    ------------------------
to be taken at any meeting of the board of directors may be taken without a meeting if all members of the board of directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the board of directors. [Section 141(f).]

     SECTION 2.09. REGULATIONS; MANNER OF ACTING. To the extent consistent with
                   ------------------------------
applicable law, the Certificate of Incorporation and these Bylaws, the board of directors may adopt such rules and regulations for the conduct of meetings of the board of directors and for the management of the property, affairs and business of the Corporation as the board of directors may deem appropriate. The directors shall act only as a board, and the individual directors shall have no power as such.

     SECTION 2.10. ACTION BY TELEPHONIC COMMUNICATIONS. Members of the board of
                   ------------------------------------
directors may participate in a meeting of the board of directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     SECTION  2.11. RESIGNATIONS.   Any director may resign at any time by
                    -------------
delivering a written notice of resignation, signed by such director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     SECTION  2.12.  REMOVAL OF DIRECTORS.  Any director may  be removed at any
                     ---------------------
time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such director, given at a special meeting of stockholders called for the purpose or by consent as contemplated by Section 1.10 of these Bylaws. Any vacancy in the board of directors caused by any such removal may be filled at such meeting or by such consent by the stockholders entitled to vote for the

                                       12
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election of the director so removed.  If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these Bylaws. [Section 141(b).]

     SECTION 2.13. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. If any vacancies
                   ------------------------------------------
shall occur in the board of directors, by reason of death, resignation, removal or otherwise, or if the authorized number of directors shall be increased, the
directors then in office shall continue to act.    Such vacancies and newly
created directorships may only be filled by a majority of the directors then in office, although less than a quorum. [Section 223.]

     SECTION 2.14. COMPENSATION. The amount, if any, which each Director shall
                   -------------
be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the board of directors. [Section 141(h).]

     SECTION 2.15.  RELIANCE UPON BOOKS, REPORTS AND RECORDS.    Each director,
                    ----------------------------------------
each member of a committee designated by the board of directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees or the board of directors, or by any other person as to matters the directors, committee member or officer believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]

                                  ARTICLE III
                                  -----------

                   EXECUTIVE COMMITTEE AND OTHER  COMMITTEES
                   -----------------------------------------

     SECTION 3.01. HOW CONSTITUTED. The board of directors may, by resolution
                   ----------------
adopted by a majority of the whole board, designate one or more Committees, including an Executive Committee, an Audit Committee and a Compensation and Benefits Committee, each such Committee to consist of such number of directors as from time to time may be fixed by the board of directors. The board of directors may designate one or more directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the board of directors. Any such Committee may be abolished or re-designated from

                                       13
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time to time by the board of directors. Each member (and each alternate member)
of any such Committee (whether designated at an annual meeting of the board of directors or to fill a vacancy or otherwise) shall hold office until his successor shall have been designated or until he shall cease to be a director, or until his earlier death, resignation or removal. The Executive Committee, the Audit Committee and the Compensation and Benefits Committee shall have, and any such other Committee may be granted by the board of directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it. [Section 141(c).]

     SECTION 3.02.  POWERS.
                    -------

     SECTION 3.02.1  EXECUTIVE COMMITTEE.  During the intervals between the
                     --------------------
meetings of the board of directors, the Executive Committee, except as otherwise provided in this Section 3.02.1, shall have and may exercise all the powers and authority of the board of directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends, to authorize the issuance of stock and to adopt a certificate of ownership and merger. Each such other Committee, except as otherwise provided in this Section 3.02.1, shall have and may exercise such powers of the board of directors as may be provided in these Bylaws or by resolution or resolutions of the board of directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

     (a) to amend the Certificate of Incorporation (except to the extent permitted by the Delaware General Corporation Law),

     (b)  to adopt an agreement of merger or consolidation,

     (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets,

     (d) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or

     (e)  to amend these Bylaws.


     SECTION 3.02.2.  AUDIT  COMMITTEE.  The Audit Committee shall have and may
                      -----------------
exercise the power to review and approve the scope and results of the Corporation's outside audit, and the fees therefor, review, consider and act upon

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all matters concerning auditing and accounting matters and the selection of outside auditors.

       SECTION 3.02.3. COMPENSATION AND BENEFITS COMMITTEE. The Compensation and
                       ------------------------------------
Benefits Committee shall have and may exercise the power to review, consider and act upon matters of salary and other compensation and benefits of all officers and other employees of the Corporation, as well as act upon all matters concerning benefits and retirement or pension plans, and exercise such authority as is delegated to it under the provisions of, any benefit, retirement or pension plan.

     SECTION 3.03.  PROCEEDINGS. Each such Committee may fix its own rules of
                    ------------
procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors next following any such proceedings.

     SECTION 3.04.  QUORUM AND MANNER OF ACTING. Except as may be otherwise
                    ----------------------------
provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [ Section 141(c).]

     SECTION 3.05. ACTION BY TELEPHONIC COMMUNICATIONS. .Members of any
                   ------------------------------------
Committee designated by the board of directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     SECTION 3.06.  ABSENT OR DISQUALIFIED MEMBERS.   In the absence or
                    -------------------------------
disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of

                                       15
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directors to act at the meeting in the place of any such absent or disqualified member.  [Section 141(c).]

     SECTION 3.07.  RESIGNATIONS.  Any member (and any alternate member) of any
                    -------------
Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     SECTION 3.08.  REMOVAL.  Any member (and any alternate member) of any
                    --------
Committee may be removed at any time, either for or without cause, by resolution adopted by majority of the whole board of directors.

     SECTION 3.09. VACANCIES. If any vacancy shall occur in any Committee, by
                   ----------
reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the board of directors.

                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

     SECTION 4.01.  NUMBER.  The officers of the Corporation shall be chosen by
                    -------
the board of directors and shall be a Chairman, a President, one or more Vice Presidents and a Secretary. The board of directors also may elect a Chief Financial Officer, a Treasurer and one or more Assistant Secretaries and Assistant Treasurers in such numbers as the board of directors may determine. Any number of offices may be held by the same person. No officer need be a director of the Corporation. [Section 142(a), b).]

     SECTION 4.02.  ELECTION. Unless otherwise determined by the board of
                    --------
directors, the officers of the Corporation shall be elected by the board of directors at the annual meeting of the board of directors, and shall be elected to hold office until the next succeeding annual meeting of the board of directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the board of directors. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal. [Section 142(b).]

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     SECTION 4.03.  SALARIES.  The salaries of all officers and agents of the
                    ---------
Corporation shall be fixed by the Compensation and Benefits Committee or, in the absence of such a Committee, by the board of directors.

     SECTION 4.04.  REMOVAL AND RESIGNATION; VACANCIES.  Any officer may be
                    -----------------------------------
removed for or without cause at any time by the board of directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the board of directors, the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the board of directors. [Section 142(b), (e).]

     SECTION 4.05. AUTHORITY AND DUTIES OF OFFICERS. The officers of the
                   ---------------------------------
Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

     SECTION 4.06. THE CHAIRMAN. The Chairman shall preside at all meetings of
                   -------------
the stockholders and shall preside at all meetings of the directors at which he is present and shall see that all orders and resolutions of the board of directors are carried into effect. He shall have the authority to sign, in the name and on behalf of the Corporation, contracts and other documents and instruments, and cause the employment or appointment of such employees and agents of the Corporation as are necessary or appropriate to discharge the duties incident to the office of the Chairman. The Chairman shall have such other powers and perform such other duties as are provided in these Bylaws and in addition thereto, as the Board of Directors may from time to time determine..

     SECTION  4.07. THE PRESIDENT. The President shall be the chief executive
                    -------------
officer of the Corporation, and, , shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall manage and administer the Corporation's business and affairs and shall perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation. The President shall have the authority to
(a) sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and, together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed; (b) cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require and to fix their compensation; and (c) remove or

                                       17
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suspend any employee or agent who shall not have been elected or appointed by the Chairman or the board of directors. The President shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         SECTION 4.08. THE VICE PRESIDENTS. The several Vice Presidents shall
                       --------------------
perform such duties and exercise such powers as may be assigned to them from time to time by the President. In the absence of the President, his duties shall be performed and his powers may be exercised by such Vice President as shall be designated by the President or failing such designation, such duties shall be performed and such powers may be exercised by the Vice Presidents in the order of their earliest election to that office; subject in any case to review and superseding action by the President.

         SECTION 4.09.  THE SECRETARY.  The Secretary shall have the following
                        --------------
powers and duties:

     (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the board of directors in books provided for that purpose.

     (b) He shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law.

     (c) Whenever any Committee shall be appointed pursuant to a resolution of the board of directors, he shall furnish a copy of such resolution to the members of such Committee.

     (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he may attest the same.

     (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these Bylaws.

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     (f)  He shall have charge of the stock books and ledgers of the
          Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

     (g) He shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the board of directors.

     (h) He may, in lieu of the Chairman, preside at all meetings of the stockholders at which he is present.

     (i) He shall perform, in general, all duties incident to the office of Secretary and such other duties as may be given to him by these Bylaws or as may be assigned to him from time to time by the board of directors, the Chairman or the President.

      SECTION 4.10.  THE CHIEF FINANCIAL OFFICER.  The Chief Financial Officer
                     ---------------------------
shall be the chief financial officer of the Corporation and, subject to the control of the President, shall have general management over the finances and financial records and financial reporting systems of the Corporation. He shall render to the board of directors, the Chairman or the President, whenever requested, a statement of the financial condition of the Corporation and render a full financial report at the annual meeting of the stockholders, if called upon to do so. He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation. He shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be given to him by these Bylaws or as may be assigned to him from time to time by the board of directors or the President.

     SECTION  4.11.  THE TREASURER. The Treasurer shall have the following
                     --------------
powers and duties:

     (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to

                                       19
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          be kept full and accurate records of all receipts of the Corporation.

     (b) He shall cause the moneys and other valuables of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositories as shall be selected in accordance with Section 8.05 of these Bylaws.

     (c) He shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these Bylaws) upon the authorized depositories of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

     (d) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the board of directors.

     (e) He shall perform, in general, all duties incident to the office of Treasurer and such other duties as may be given to him by these Bylaws or as may be assigned to him from time to time by the board of directors or the President.

     SECTION 4.12. ADDITIONAL OFFICERS. The board of directors may appoint such
                   --------------------
other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the board of directors. The board of directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him for or without cause. [Section 142(a), (b).]

     SECTION 4.13. SECURITY. The board of directors may require any officer,
                   ---------
agent or employee of the Corporation to provide security for the faithful performance of his duties, in such amount and of such character as may be determined from time to time by the board of directors. [Section 142(c).]

                                       20
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                                   ARTICLE  V
                                   ----------

                                 CAPITAL STOCK
                                 -------------

     SECTION  5.01. CERTIFICATES OF STOCK.  Every holder of stock in the
                    ----------------------
Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman, the President or a Vice President or by the Secretary certifying the number of shares owned by him in the Corporation. Such certificate shall be in such form as the board of directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws. [Section 158.]

     SECTION  5.02. SIGNATURES; FACSIMILE. All of such signatures on the
                    ----------------------
certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. [Section 158.]

     SECTION 5.03. LOST, STOLEN OR DESTROYED CERTIFICATES.  The board of
                   ---------------------------------------
directors may direct that a new certificate be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the board of directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The board of directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

     SECTION 5.04.  TRANSFER OF STOCK.  Upon surrender to the Corporation or the
                    ------------------
transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of the Certificate of Incorporation and these Bylaws, the board of directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

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     SECTION 5.05.  RECORD DATE.  In order to determine the stockholders
                    ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however,
                                                            --------  -------
that the board of directors may fix a new record date for the adjourned meeting. [Section 213 (a), (c).]

     SECTION 5.06.  REGISTERED STOCKHOLDERS. Prior to due surrender of a
                    ------------------------
certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so. [Section 159.]

     SECTION 5.07.  TRANSFER AGENT AND REGISTRAR. The board of directors may
                    -----------------------------
appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI
                                   ----------

                                INDEMNIFICATION
                                ---------------

     SECTION 6.01.   NATURE OF INDEMNITY.  The Corporation shall indemnify any
                     --------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other

                                       22
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enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent,
                                          ---------------
shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION 6.02.  SUCCESSFUL DEFENSE.  To the extent that a director, officer,
                    -------------------
employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 of these Bylaws or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 6.03.  DETERMINATION THAT INDEMNIFICATION IS PROPER. Any
                    ---------------------------------------------
indemnification of a director or officer of the Corporation under Section 6.01 of these Bylaws (unless ordered by a court) shall be made by the Corporation

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unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 6.01 of these Bylaws. Any indemnification of an employee or agent of the Corporation under Section 6.01 of these Bylaws (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 6.01 of these Bylaws. Any such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     SECTION  6.04. ADVANCE PAYMENT OF EXPENSES.  Expenses incurred by a
                    ----------------------------
director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate. The board of directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     SECTION 6.05. PROCEDURE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS. Any
                   --------------------------------------------------------
indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02 of these Bylaws, or advance of costs, charges and expenses to a director or officer under Section 6.04 of these Bylaws, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under

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Section 6.04 of these Bylaws where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these Bylaws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01 of these Bylaws, nor the fact that there has been an actual determination by the Corporation (including its board of directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 6.06. SURVIVAL; PRESERVATION OF OTHER RIGHTS.  The foregoing
                   ---------------------------------------
indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

     The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 6.07. INSURANCE.  The Corporation shall purchase and maintain
                   ----------
insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article; provided, that such
--------

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insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire board of directors.

     SECTION 6.08.   SEVERABILITY. If this Article or any portion hereof shall
                     -------------
be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     SECTION 6.09.   DEFINITION.  For purposes of this Article, the term
                     -----------
"Corporation" shall include constituent corporations referred to in Subsection
(h) of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision of applicable law at the time in effect).

                                  ARTICLE VII
                                  -----------

                                    OFFICES
                                    -------

     SECTION 7.01.  REGISTERED OFFICE. The registered office of the Corporation
                    ------------------
in the State of Delaware shall be located at 30 The Green in the City of Dover, County of Kent.

     SECTION 7.02.  OTHER OFFICES. The Corporation may maintain offices or
                    --------------
places of business at such other locations within or without the State of Delaware as the board of directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE VIII
                                  ------------

                               GENERAL PROVISIONS
                               ------------------

     SECTION 8.01.   DIVIDENDS. Subject to any applicable provisions of law and
                     ----------
the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the board of directors at any regular or special meeting of the board of directors and any such dividend may be paid in cash, property, or shares of the Corporation. [Section 173.]

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     SECTION 8.02.  RESERVES. There may be set aside out of any funds of the
                    ---------
Corporation available for dividends such sum or sums as the board of directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the board of directors shall think conducive to the interest of the Corporation, and the board of directors may similarly modify or abolish any such reserve. [Section 171.]

     SECTION 8.03.   EXECUTION OF INSTRUMENTS. The Chairman, the President, any
                     -------------------------
Vice President or the Secretary may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The board of directors, the Chairman or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

     SECTION 8.04. CORPORATE INDEBTEDNESS.   No loan shall be contracted on
                   -----------------------
behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the board of directors, the Chairman, the President, the Chief Financial Officer or the Treasurer. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the board of directors, the Chairman, the President, the Chief Financial Officer or the Treasurer shall authorize. When so authorized by the board of directors, the Chairman, the President, the Chief Financial Officer or the Treasurer, any part of or all the properties, including contract rights, assets, business or goodwill of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

     SECTION 8.05.  DEPOSITS. Any funds of the Corporation may be deposited from
                    --------
time to time in such banks, trust companies or other depositories as may be determined by the board of directors, the Chairman, the President, the Chief Financial Officer or the Treasurer, or by such officers or agents as may be authorized by the board of directors or the President to make such determination.

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     SECTION 8.06. CHECKS. All checks or demands for money and notes of the
                   ------
Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the board of directors or the President from time to time may determine.

     SECTION 8.07. SALE, TRANSFER, ETC. OF SECURITIES. To the extent authorized
                   -----------------------------------
by the board of directors or the Chairman, the President, any Vice President or the Secretary or any other officers designated by the board of directors, or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

     SECTION 8.08.   VOTING AS STOCKHOLDER.  Unless otherwise determined by
                     ----------------------
resolution of the board of directors, the Chairman, the President, any Vice President or the Secretary shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The board of directors may by resolution from time to time confer such power and authority upon any other person or persons.

     SECTION 8.09.   FISCAL YEAR.  The fiscal year of  the Corporation shall
                     ------------
commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on December 31.

     SECTION 8.10. SEAL.  The seal of the Corporation shall be circular in form
                   ----
and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the board of directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

     SECTION  8.11. BOOKS AND RECORDS; INSPECTION.   Except to the extent
                    ------------------------------
otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the board of directors.

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                                   ARTICLE IX
                                   ----------

                              AMENDMENT OF BYLAWS
                              -------------------

     In furtherance and not in limitation of the powers conferred upon it by law, the board of directors is expressly authorized to adopt, repeal, alter or amend the Bylaws of the Corporation by the vote of a majority of the entire board of directors. Bylaws adopted, repealed, altered or amended by the board of directors may be altered, amended or repealed, and new Bylaws may be adopted, by the affirmative vote of a majority of the shares, represented in person or by proxy and entitled to vote on such matter, at any annual or special meeting of the stockholders at which a quorum is present. Any proposal to adopt, repeal, alter or amend any Bylaw at an annual meeting of the stockholders must be properly brought before such meeting as provided in Section 1.01.2 of these Bylaws, and any proposal to adopt, repeal, alter or amend any Bylaw at a special meeting of the stockholders must be set forth in the notice thereof. [Section 109(a).]


                                    *  *  *

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